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                                                                    Exhibit 10.2

                            REAFFIRMATION OF GUARANTY
                            -------------------------

                               September 24, 1999


General Electric Capital Corporation, as Agent
10 South LaSalle Street
Suite 2800
Chicago, Illinois 60603

Attn: Wilsons Leather Account Manager

     Please refer to (1) the Amended and Restated Credit Agreement dated May 24, 1999 (the "Credit Agreement"), amending and restating that certain Credit Agreement dated as of May 25, 1996 among Wilsons Leather Holdings Inc. ("Borrower"), and the Loan Parties, General Electric Capital Corporation, individually and as agent ("Agent") and the other lenders signatory thereto; (2) the First Amendment to the Credit Agreement ("First Amendment"), (3) the Parent Guaranty dated as of May 25, 1996 (as amended, the "Parent Guaranty"), by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement (4) the Store Guarantors' Guaranty (as amended, the "Store Guarantors' Guaranty") dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (5) the Joinder Agreement dated July 31, 1997 between Wilsons International, Inc. and Agent and (6) the Joinder Agreement of even date herewith between certain of the under singed and Agent. Pursuant to the First Amendment, the Senior Note repurchase basket set forth in Section 6.17 of the Credit Agreement has been increased from $30,000,000 to $32,000,000. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto.
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     We hereby (i) acknowledge receipt of the First Amendment, (ii) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors' Guaranty (as applicable) (collectively, the "Guaranties"), and (iii) acknowledge and agree that subsequent to, and taking into account such First Amendment, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

                                       PARENTS:

                                       Wilsons The Leather Experts Inc.
                                       Wilsons Center, Inc.
                                       Rosedale Wilsons, Inc.
                                       River Hills Wilsons, Inc.


                                       By:    /s/  Douglas J. Treff
                                              ---------------------------------
                                       Title: CFO
                                              ---------------------------------
                                              The authorized officer of each of
                                              the foregoing corporations

                                       STORE GUARANTORS:

                                       Bermans The Leather Experts Inc.
                                       Wilsons International Inc.
                                       Wilsons Leather of Airports Inc.
                                       Wilsons Leather of Alabama Inc.
                                       Wilsons Leather of Arkansas Inc.
                                       Wilsons Leather of Canada Ltd.
                                       Wilsons Leather of Connecticut Inc.
                                       Wilsons Leather of Delaware Inc.
                                       Wilsons Leather of Florida Inc.
                                       Wilsons Leather of Georgia Inc.
                                       Wilsons Leather of Indiana Inc.
                                       Wilsons Leather of Iowa Inc.
                                       Wilsons Leather of Louisiana Inc.
                                       Wilsons Leather of Maryland Inc.
                                       Wilsons Leather of Massachusetts Inc.
                                       Wilsons Leather of Michigan Inc.
                                       Wilsons Leather of Mississippi Inc.
                                       Wilsons Leather of Missouri Inc.
                                       Wilsons Leather of New Jersey Inc.
                                       Wilsons Leather of New York Inc.
                                       Wilsons Leather of North Carolina Inc.
                                       Wilsons Leather of Ohio Inc.
                                       Wilsons Leather of Pennsylvania Inc.
                                       Wilsons Leather of Rhode Island Inc.

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                                       Wilsons Leather of South Carolina Inc.
                                       Wilsons Leather of Tennessee Inc.
                                       Wilsons Leather of Texas Inc.
                                       Wilsons Leather of Vermont Inc.
                                       Wilsons Leather of Virginia Inc.
                                       Wilsons Leather of West Virginia Inc.
                                       Wilsons Leather of Wisconsin Inc.


                                       By:   /s/  Douglas J. Treff
                                             ----------------------------------
                                       Name: CFO
                                             ----------------------------------
                                             The authorized officer of each of
                                             the foregoing corporations

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